EXHIBIT 21.1
                      SUBSIDIARIES OF THE KROGER CO.
                      ------------------------------


              Name                       State of Incorporation
              ----                       ----------------------

Agri-Products, Inc.                          Arkansas
Bluefield Beverage Company                   Ohio
Country Oven, Inc.                           Ohio
Dillon Companies, Inc.                       Kansas
  Also Doing Business As:
  Dillon Food Stores                         N/A*
  Dillon Stores Division, Inc.               N/A*
  Gerbes Supermarkets                        N/A*
  King Soopers, Inc.                         N/A*
  Sav-Mor                                    N/A*
  Turkey Hill Dairy, Inc.                    N/A*
  Turkey Hill Minit Market                   N/A*
Drug Distributors, Inc.                      Indiana
Eight Holdings, Inc.                         Delaware
Eleven Holdings, Inc.                        Delaware
Embassy International, Inc.                  Ohio
Fifteen Holdings, Inc.                       Delaware
Five Holdings, Inc.                          Delaware
Four Holdings, Inc.                          Delaware
Fourteen Holdings, Inc.                      Delaware
Ft. Wayne Food Stores, Inc.                  Ohio
Gateway Freightline, Inc.                    Ohio
  Also Doing Business As:
  GFL                                        N/A*
  Illinois Gateway Freightline, Inc.         N/A*
Henke & Pillot, Inc.                         Texas
Henpil, Inc.                                 Texas
Inter-American Foods, Inc.                   Ohio
J.V. Distributing, Inc.                      Michigan
Jubilee Products, Inc.                       Ohio
Kroger Realty Co.                            Ohio
MANUCO Incorporated                          Ohio
Nine Holdings, Inc.                          Delaware
One Holdings, Inc.                           Delaware
Pace Dairy Foods Company                     Ohio
Peyton's-Southeastern, Inc.                  Tennessee
  Also Doing Business As:
  Peyton's Mid-South Company                 N/A*
  Supermarket Merchandisers Co.              N/A*
Pontiac Foods, Inc.                          South Carolina
Second Synchro Realty, Inc.                  Delaware
Seven Holdings, Inc.                         Delaware
Six Holdings, Inc.                           Delaware
South Bend Food Stores, Inc.                 Ohio
Southern Ice Cream Specialties, Inc.         Ohio

                              EXHIBIT 21.1
                      SUBSIDIARIES OF THE KROGER CO.
                      ------------------------------


              Name                       State of Incorporation
              ----                       ----------------------

Superx Drugs Corporation                     Michigan
  Also Doing Business As:
  The Kroger Co. of Michigan                 N/A*
Ten Holdings, Inc.                           Delaware
Third Synchro Realty, Inc.                   Delaware
Thirteen Holdings, Inc.                      Delaware
Thoroughbred Brokerage Company               Ohio
Three Holdings, Inc.                         Delaware
Topvalco, Inc.                               Ohio
Twelve Holdings, Inc.                        Delaware
Two Holdings, Inc.                           Delaware
Vine Court Assurance Incorporated            Vermont
Wydiv, Inc.                                  Texas

                  SUBSIDIARIES OF DILLON COMPANIES, INC.
                  --------------------------------------

              Name                       State of Incorporation
              ----                       ----------------------

City Market, Inc.                            Colorado
  Doing Business As:
  Circle Super                               N/A*
Delight Distributing & Sales Co., Inc.       Louisiana
  (Subsidiary of Time Saver Stores, Inc.)
Dillon Real Estate Co., Inc.                 Kansas
Fry's Food Stores, Inc.                      California
Fry's Food Stores of Arizona, Inc.           California
  (Subsidiary of Fry's Food Stores, Inc.)
Fry's Leasing Company, Inc.                  Arizona
  (Subsidiary of Fry's Food Stores, Inc.)
Jackson Ice Cream Co., Inc.                  Kansas
Jero, Inc.                                   Wyoming
  (Subsidiary of Mini Mart, Inc.)
Junior Food Stores of West Florida, Inc.     Florida
  Doing Business As:
  Tom Thumb Food Stores                      N/A*
Kwik Shop, Inc.                              Kansas
Loaf 'N Jug, Inc.                            Colorado
Mini Mart, Inc.                              Wyoming
Quik Stop Markets, Inc.                      California
Time Saver Stores, Inc.                      Kansas
Wells Aircraft, Inc.                         Kansas
  (Subsidiary of Dillon Real Estate Co., Inc.)

* Not Incorporated - Constitutes an assumed and/or fictitious name.